Exhibit 13.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Mesoblast Limited (the “Company”) on Form 20-F for the year ended June 30, 2025 as filed on the date hereof (the “Report”), I, Andrew Chaponnel, Interim Chief Financial Officer for the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
I, Andrew Chaponnel, certify that:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 29, 2025	By:	/s/ Andrew Chaponnel
Andrew Chaponnel
Interim Chief Financial Officer